UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2006


                               ONELINK CORPORATION
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-81922                  43-1941213
          --------                    ---------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


 One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
 -------------------------------------------------------------          -----
                            (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------



    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01   Regulation FD Disclosure

     On November 15, 2006, OneLink Corporation issued a press release entitled "OneLink Corporation Delays Filing Third Quarter 10-QSB." The release is attached at Exhibit 99.1


Item 9.01   Financial Statements and Exhibits

     Exhibits. The following exhibits are filed herewith:

     99.1   Press Release issued November 15, 2006.


     In accordance with General Instruction B.2 of Form 8-K, the information disclosed in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 15, 2006                     ONELINK CORPORATION


                                             By:  /s/ F. W. Guerin
                                                  ---------------------------
                                                      F. W. Guerin
                                                      Chief Executive Officer



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